Shareholders' Equity	6 Months Ended
Jun. 30, 2020
Shareholders' Equity
Shareholders' Equity

Note 3 - Stockholders’ Equity

1.	During the six months ended June 30, 2020, former employees exercised options into 11,000 ordinary shares of the Company, NIS 0.01 par value per share, for total consideration of $61 thousand.
2.

During the six months ended June 30, 2020, restricted stock units held by certain officers, employees and former employees vested resulting in the issuance of 2,781 ordinary shares of the Company, NIS 0.01 par value per share.

3.

In March 2020, the Company granted options to purchase 67,500 ordinary shares of the Company to several employees. The options are exercisable at $4.21 per share, have a 10-year term and vest over a period of four years. The aggregate grant date fair value of such options was approximately $0.2 million.

4.

On May 15, 2020, the Company amended and restated the Sales Agreement dated December 22, 2017 between the Company and Stifel, Nicolaus & Company, Incorporated to include Cantor Fitzgerald & Co. as an additional sales agent for the Company’s “at the market offering” program (the “A&R Sales Agreement”). Pursuant to a prospectus supplement filed with the SEC on May 15, 2020, the Company may offer and sell $31.9 million of its ordinary shares.  During July 2020, the Company sold 136,300 ordinary shares under the A&R Sales Agreement for total net proceeds of approximately $0.8 million.